                                                                    Exhibit 99.2

                       DIME BANCORP, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                        (In thousands, except share data)
                                   (Unaudited)

                                                                                                   March 31,            December 31,
                                                                                                     1999                  1998
                                                                                                 ------------          ------------
ASSETS
Cash and due from banks                                                                          $    248,031          $    279,490
Money market investments                                                                               33,420                78,287
Securities available for sale                                                                       3,307,889             3,329,444
Federal Home Loan Bank of New York stock                                                              324,106               324,106
Loans held for sale                                                                                 3,083,213             3,884,886
Loans receivable, net:
    Residential real estate loans                                                                   8,533,425             8,919,817
    Commercial real estate loans                                                                    2,695,311             2,567,750
    Consumer loans                                                                                  1,044,422               973,230
    Business loans                                                                                    319,191               287,271
    Allowance for loan losses                                                                        (112,369)             (105,081)
                                                                                                 ------------          ------------
        Total loans receivable, net                                                                12,479,980            12,642,987
                                                                                                 ------------          ------------
Accrued interest receivable                                                                           100,081                97,124
Premises and equipment, net                                                                           176,219               170,879
Mortgage servicing assets                                                                             891,159               692,473
Other assets                                                                                          906,237               821,174
                                                                                                 ------------          ------------
Total assets                                                                                     $ 21,550,335          $ 22,320,850
                                                                                                 ============          ============

LIABILITIES
Deposits                                                                                         $ 13,165,948          $ 13,651,460
Federal funds purchased and securities sold under agreements to repurchase                          3,263,446             2,245,218
Federal Home Loan Bank of New York advances                                                         2,722,199             4,077,115
Senior notes                                                                                          198,759               198,906
Guaranteed preferred beneficial interests in Dime Bancorp, Inc.'s junior
    subordinated deferrable interest debentures                                                       152,203               162,005
Other borrowed funds                                                                                  199,977                89,604
Other liabilities                                                                                     431,082               510,877
                                                                                                 ------------          ------------
        Total liabilities                                                                          20,133,614            20,935,185
                                                                                                 ------------          ------------

STOCKHOLDERS' EQUITY
Common stock, par value $0.01 per share (350,000,000 shares authorized and
    120,252,459 shares issued at March 31, 1999 and December 31, 1998)                                  1,203                 1,203
Additional paid-in capital                                                                          1,165,464             1,165,251
Retained earnings                                                                                     512,522               463,907
Treasury stock, at cost (8,906,165 shares at March 31, 1999 and 8,682,858
    shares at December 31, 1998)                                                                     (239,238)             (233,965)
Accumulated other comprehensive loss                                                                  (16,982)               (3,285)
Unearned compensation                                                                                  (6,248)               (7,446)
                                                                                                 ------------          ------------
        Total stockholders' equity                                                                  1,416,721             1,385,665
                                                                                                 ------------          ------------
Total liabilities and stockholders' equity                                                       $ 21,550,335          $ 22,320,850
                                                                                                 ============          ============

          See accompanying notes to consolidated financial statements.

                       DIME BANCORP, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                      (In thousands, except per share data)
                                   (Unaudited)

                                                                                                           For the
                                                                                                     Three Months Ended
                                                                                                           March 31,
                                                                                                   -----------------------
                                                                                                      1999          1998
                                                                                                   ---------     ---------
INTEREST INCOME
Residential real estate loans                                                                      $ 202,816     $ 220,787
Commercial real estate loans                                                                          49,754        49,473
Consumer loans                                                                                        19,654        16,322
Business loans                                                                                         5,764         2,437
Mortgage-backed securities                                                                            48,898        73,060
Other securities                                                                                      12,221         7,871
Money market investments                                                                                 506         2,849
                                                                                                   ---------     ---------
        Total interest income                                                                        339,613       372,799
                                                                                                   ---------     ---------

INTEREST EXPENSE
Deposits                                                                                             119,842       139,028
Borrowed funds                                                                                        84,273        97,860
                                                                                                   ---------     ---------
        Total interest expense                                                                       204,115       236,888
                                                                                                   ---------     ---------
        Net interest income                                                                          135,498       135,911
Provision for loan losses                                                                              8,000         8,000
                                                                                                   ---------     ---------
        Net interest income after provision for loan losses                                          127,498       127,911
                                                                                                   ---------     ---------

NON-INTEREST INCOME
Loan servicing and other fees                                                                         61,928        42,450
Banking service fees                                                                                  11,267         9,000
Securities and insurance brokerage fees                                                                8,604         7,510
Net gains on sales activities                                                                         64,307        45,248
Other                                                                                                  3,124         2,326
                                                                                                   ---------     ---------
        Total non-interest income                                                                    149,230       106,534
                                                                                                   ---------     ---------

NON-INTEREST EXPENSE
General and administrative expense:
    Compensation and employee benefits                                                                76,473        64,795
    Occupancy and equipment                                                                           24,786        21,864
    Other                                                                                             48,337        43,783
                                                                                                   ---------     ---------
        Total general and administrative expense                                                     149,596       130,442
Amortization of mortgage servicing assets                                                             30,657        16,935
Amortization of goodwill                                                                               2,876         2,879
                                                                                                   ---------     ---------
        Total non-interest expense                                                                   183,129       150,256
                                                                                                   ---------     ---------
Income before income tax expense and extraordinary items                                              93,599        84,189
Income tax expense                                                                                    34,631        26,940
                                                                                                   ---------     ---------
Income before extraordinary items                                                                     58,968        57,249
Extraordinary items -- losses on early extinguishment of
    debt, net of tax benefits of $3,044                                                               (4,127)           --
                                                                                                   ---------     ---------
Net income                                                                                         $  54,841     $  57,249
                                                                                                   =========     =========

PER COMMON SHARE
Basic earnings:
    Income before extraordinary items                                                              $    0.53     $    0.50
    Extraordinary items                                                                                (0.04)           --
                                                                                                   ---------     ---------
    Net income                                                                                     $    0.49     $    0.50
                                                                                                   =========     =========
Diluted earnings:
    Income before extraordinary items                                                              $    0.52     $    0.49
    Extraordinary items                                                                                (0.03)           --
                                                                                                   ---------     ---------
    Net income                                                                                     $    0.49     $    0.49
                                                                                                   =========     =========
Dividends declared                                                                                 $    0.05     $    0.04

          See accompanying notes to consolidated financial statements.

                       DIME BANCORP, INC. AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                 (In thousands)
                                   (Unaudited)

                                                          For the Three Months
                                                                  Ended
                                                                 March 31,
                                                        --------------------------
                                                            1999           1998
                                                        -----------    -----------
COMMON STOCK
Balance at beginning of period                          $     1,203    $     1,203
                                                        -----------    -----------
    Balance at end of period                                  1,203          1,203
                                                        -----------    -----------

ADDITIONAL PAID-IN CAPITAL
Balance at beginning of period                            1,165,251      1,158,221
Tax benefit on stock options exercised                          213          3,087
                                                        -----------    -----------
    Balance at end of period                              1,165,464      1,161,308
                                                        -----------    -----------

RETAINED EARNINGS
Balance at beginning of period                              463,907        261,201
Net income                                                   54,841         57,249
Cash dividends declared on common stock                      (5,567)        (4,590)
Treasury stock issued under employee benefit plans, net        (659)        (5,515)
                                                        -----------    -----------
    Balance at end of period                                512,522        308,345
                                                        -----------    -----------

TREASURY STOCK, AT COST
Balance at beginning of period                             (233,965)       (95,221)
Treasury stock purchased                                     (6,154)       (87,332)
Treasury stock issued under employee benefit plans, net         881         22,361
                                                        -----------    -----------
    Balance at end of period                               (239,238)      (160,192)
                                                        -----------    -----------

ACCUMULATED OTHER COMPREHENSIVE LOSS
Balance at beginning of period                               (3,285)        (9,534)
Other comprehensive (loss) income                           (13,697)         6,727
                                                        -----------    -----------
    Balance at end of period                                (16,982)        (2,807)
                                                        -----------    -----------

UNEARNED COMPENSATION
Balance at beginning of period                               (7,446)        (1,012)
Restricted stock activity, net                                  292         (7,748)
Amortization of unearned compensation, net                      906            538
                                                        -----------    -----------
    Balance at end of period                                 (6,248)        (8,222)
                                                        -----------    -----------

Total stockholders' equity                              $ 1,416,721    $ 1,299,635
                                                        ===========    ===========

          See accompanying notes to consolidated financial statements.

                       DIME BANCORP, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                   (Unaudited)

                                                                                  For the Three Months Ended
                                                                                          March 31,
                                                                                 ----------------------------
                                                                                     1999             1998
                                                                                 -----------      -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                       $    54,841      $    57,249
Adjustments to reconcile net income to net cash provided (used) by operating activities:
        Provision for loan losses                                                      8,000            8,000
        Depreciation, amortization and accretion, net                                 50,674           35,890
        Provision for deferred income tax expense                                     27,388           19,273
        Net securities losses (gains)                                                    230          (14,116)
        Losses on early extinguishment of debt                                         7,171               --
        Net decrease (increase) in loans held for sale                               801,673       (1,500,112)
        Other, net                                                                  (207,427)         (84,079)
                                                                                 -----------      -----------
            Net cash provided (used) by operating activities                         742,550       (1,477,895)
                                                                                 -----------      -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of securities available for sale                                          (767,253)        (131,013)
Proceeds from sales of securities available for sale                                 379,676        1,223,491
Proceeds from maturities of securities available for sale                            305,738          387,717
Purchases of Federal Home Loan Bank of New York stock                                     --          (20,819)
Loans receivable originated and purchased, net of principal payments                 (30,281)        (268,737)
Proceeds from sales of loans                                                          45,285            1,723
Proceeds from sales of other real estate owned                                         5,962            6,027
Net purchases of premises and equipment                                              (12,777)         (12,428)
Other                                                                                 (4,858)              --
                                                                                 -----------      -----------
            Net cash (used) provided by investing activities                         (78,508)       1,185,961
                                                                                 -----------      -----------

CASH FLOWS FROM FINANCING ACTIVITIES
Net (decrease) increase in deposits                                                 (485,541)         143,751
Net (decrease) increase in borrowings with original maturities of
    three months or less                                                            (217,441)          81,398
Proceeds from other borrowings                                                       198,645               --
Repayments of other borrowings                                                      (224,824)         (17,542)
Proceeds from issuances of common and treasury stock                                     514            9,098
Purchases of treasury stock                                                           (6,154)         (87,332)
Cash dividends paid on common stock                                                   (5,567)          (4,590)
                                                                                 -----------      -----------
            Net cash (used) provided by financing activities                        (740,368)         124,783
                                                                                 -----------      -----------

Net decrease in cash and cash equivalents                                            (76,326)        (167,151)
Cash and cash equivalents at beginning of period                                     357,777          452,527
                                                                                 -----------      -----------
Cash and cash equivalents at end of period                                       $   281,451      $   285,376
                                                                                 ===========      ===========
Supplemental cash flow information:
    Interest payments on deposits and borrowed funds                             $   209,357      $   325,100
    Income tax payments (refunds), net                                                   522           (3,608)
Supplemental non-cash investing information:
    Securitization of loans receivable                                               173,305               --
    Loans held for sale transferred to loans receivable                                   --          296,608
    Loans receivable transferred to loans held for sale                                   --          764,500

          See accompanying notes to consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

Note 1 -- Basis of Presentation

     In the opinion of management, the unaudited consolidated financial statements of Dime Bancorp, Inc. (the "Holding Company") and subsidiaries (collectively, the "Company") included herein reflect all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the Company's financial condition as of the dates indicated and results of operations and cash flows for the periods shown. The unaudited consolidated financial statements presented herein should be read in conjunction with the consolidated financial statements and notes thereto included in the Holding Company's Annual Report on Form 10-K for the year ended December 31, 1998 (the "1998 10-K"). Certain amounts in the prior period have been reclassified to conform with the presentation for the current period. The results for the three months ended March 31, 1999 are not necessarily indicative of the results that may be expected for the year ending December 31, 1999.

Note 2 -- Earnings per Common Share

     The following table sets forth the computations of basic and diluted earnings per common share for the periods indicated (in thousands, except per share data):

                                                                                        For the
                                                                                   Three Months Ended
                                                                                        March 31,
                                                                                ------------------------
                                                                                  1999            1998
                                                                                ---------      ---------
Basic earnings per common share:
    Numerators:
        Income before extraordinary items                                       $  58,968      $  57,249
        Extraordinary items                                                        (4,127)            --
                                                                                ---------      ---------
        Net income                                                              $  54,841      $  57,249
                                                                                =========      =========
    Denominator:
        Weighted average number of common shares outstanding                      110,976        115,152
    Basic earnings per common share:
        Income before extraordinary items                                       $    0.53      $    0.50
        Extraordinary items                                                         (0.04)            --
                                                                                ---------      ---------
        Net income                                                              $    0.49      $    0.50
                                                                                =========      =========
Diluted earnings per common share:
    Numerators:
        Income before extraordinary items                                       $  58,968      $  57,249
        Extraordinary items                                                        (4,127)            --
                                                                                ---------      ---------
        Net income                                                              $  54,841      $  57,249
                                                                                =========      =========
    Denominator:
        Weighted average number of common shares outstanding                      110,976        115,152
        Common equivalent shares due to stock options, restricted stock and
            employee stock purchase rights                                          1,463          1,996
                                                                                ---------      ---------
        Weighted average number of diluted shares outstanding                     112,439        117,148
                                                                                =========      =========
    Diluted earnings per common share:
        Income before extraordinary items                                       $    0.52      $    0.49
        Extraordinary items                                                         (0.03)            --
                                                                                ---------      ---------
        Net income                                                              $    0.49      $    0.49
                                                                                =========      =========

Note 3 -- Business Segments

     For purposes of its disclosures in accordance with Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about Segments of an Enterprise and Related Information," the Company has four reportable business segments: Retail Banking; Commercial Banking; Mortgage Banking; and Investment Portfolio.

     The financial information provided below has been derived from the internal profitability system used by management to monitor and manage the financial performance of the Company. The Company views its segments' performance on an operating earnings basis, which represents net income adjusted for the effects of certain non-recurring or unusual items.

     The following table sets forth certain information regarding the Company's business segments for the periods indicated (in thousands):


                                                                                                  Total                      Total
                                               Retail    Commercial    Mortgage    Investment   Reportable  Intersegment   Operating
                                              Banking      Banking      Banking     Portfolio    Segments   Eliminations   Earnings
                                              -------      -------      -------     ---------    --------   ------------   --------
For the three months ended
March 31, 1999:
    Segment revenues                         $102,258     $ 23,765     $153,481     $  9,115     $288,619     $(11,891)    $276,728
    Segment profit                             30,654       10,505       20,288        4,794       66,241       (7,273)      58,968
    Percentage of segment profit to total
        profit of reportable segments            46.3%        15.9%        30.6%         7.2%       100.0%

For the three months ended
March 31, 1998:
    Segment revenues                         $101,618     $ 21,861     $107,364     $ 13,879     $244,722     $(15,002)    $229,720
    Segment profit                             31,282       10,233       11,730        7,795       61,040      (10,978)      50,062
    Percentage of segment profit to total
        profit of reportable segments            51.2%        16.8%        19.2%        12.8%       100.0%


     For purposes of the above presentation, segment revenues reflect net interest income, less provision for loan losses, plus non-interest income. The accounting policies employed for each segment are largely the same as those described in Note 1, "Summary of Significant Accounting Policies," of the 1998 10-K in all material respects, and as such, numerous intersegment transactions are recorded to appropriately reflect each segment's performance. The Company reflects its internal results on interest-earning assets and interest-bearing liabilities on a matched funded basis and accounts for intersegment revenue and transfer costs and credits based upon estimated fair market values at the time of the transaction. Certain indirect or overhead costs are allocated to the segments based on total assets and other appropriate criteria. The segment revenues and profit above incorporate certain intersegment transactions that the Company views as appropriate for purposes of reflecting the performance of certain segments, which are eliminated in the preparation of the consolidated financial statements in accordance with generally accepted accounting principles.

     The Company's management views each of its business segments as if they were stand-alone operations. As such, the results of operations for each segment reflect entries that would be recorded for an independent enterprise, such as charges for services rendered on their behalf by other segments or support units, and entries relating to the allocation of capital and to the purchase or sale of funds as needed. The capital allocated to the segment generates intersegment net interest income. Funds sold or purchased are distributed via the Company's funding center and are provided on a matched maturity basis. These intersegment entries are subsequently eliminated in consolidation.

     The other primary adjustments between the internal management reports and the consolidated operating earnings relate to the production and servicing of loans in the Company's portfolio. Loans produced that are placed in the residential real estate loans receivable portfolio are sold to the Retail Banking segment with an imputed market gain or loss recognized by the Mortgage Banking segment. As a result, the impact of these transactions, and resultant ongoing adjustments from prior periods, must be reversed as an intersegment elimination. Mortgage Banking also receives revenue for servicing the loan portfolio and Retail Banking is charged for this function as a reduction of its net yield. There are no other material intersegment adjustments.

     The following table sets forth reconciliations of reportable segment revenues and profit to the Company's consolidated totals for the periods indicated (in thousands):

                                                         Operating
                                             Operating    Earnings    Consolidated
                                              Earnings   Adjustments     Totals
                                              --------   -----------     ------
For the three months ended March 31, 1999:
    Segment revenues                          $276,728    $     --     $276,728
    Segment profit                              58,968      (4,127)      54,841

For the three months ended March 31, 1998:
    Segment revenues                           229,720       4,725      234,445
    Segment profit                              50,062       7,187       57,249

     Reconcilements of operating earnings to consolidated net income are provided in the following table for the periods indicated (in thousands):

                                                                                              For the
                                                                                         Three Months Ended
                                                                                              March 31,
                                                                                        ---------------------
                                                                                          1999         1998
                                                                                        --------     --------
Operating earnings                                                                      $ 58,968     $ 50,062
Items not included in operating earnings:
    Net gains related to balance sheet restructuring and risk management initiatives          --        4,725
    Income tax effect on above items                                                          --       (1,748)
    Adjustments to conform internal tax expense to corporate tax expense                      --        4,210
    Extraordinary losses on early extinguishment of debt, net of tax benefits             (4,127)          --
                                                                                        --------     --------
        Net adjustments after tax                                                         (4,127)       7,187
                                                                                        --------     --------
Consolidated net income                                                                 $ 54,841     $ 57,249
                                                                                        ========     ========

     For a further discussion of the Company's business segments, see "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Business Segments."

Note 4 -- Comprehensive Income

     The following table sets forth the Company's comprehensive income for the periods indicated (in thousands):

                                                 For the
                                            Three Months Ended
                                                March 31,
                                          ---------------------
                                            1999         1998
                                          --------     --------
     Net income                           $ 54,841     $ 57,249
     Other comprehensive (loss) income     (13,697)       6,727
                                          --------     --------
     Comprehensive income                 $ 41,144     $ 63,976
                                          ========     ========

Note 5 -- Acquisitions

     On April 19, 1999, the Holding Company announced that its wholly-owned subsidiary, The Dime Savings Bank of New York, FSB (the "Bank"), had entered into a definitive agreement to acquire the automobile finance business conducted by Citibank, N.A. In connection therewith, the Bank will acquire automobile loans, dealer floor-plan loans and commercial real estate loans, which, in the aggregate, amounted to approximately $930 million as of the date of the announcement. As part of this transaction, the Bank will also assume certain deposit relationships. This acquisition, which is subject to regulatory approval, is expected to close during the third quarter of 1999.

     On December 16, 1998, the Holding Company announced that it had entered into a definitive agreement to acquire Lakeview Financial Corp. ("Lakeview"), headquartered in West Paterson, New Jersey. Lakeview is the holding company for Lakeview Savings Bank, which operates eleven offices in northern New Jersey. This acquisition is expected to close during the second quarter of 1999. On a consolidated basis at January 31, 1999, Lakeview had assets of approximately $573 million and deposits of approximately $462 million. Under the terms of the agreement, holders of Lakeview's common stock were entitled to elect to receive either 0.9 of a share of the Holding Company's common stock or $24.26 in cash for each outstanding share of Lakeview common stock, subject to a requirement that, in the aggregate, 65% of Lakeview's outstanding shares of common stock will be exchanged for the Holding Company's common stock and the remaining shares will be exchanged for cash.

Note 6 -- Recent Accounting Developments

     Effective January 1, 1999, the Company adopted SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained After the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise." SFAS No. 134 which amends SFAS No. 65, "Accounting for Certain Mortgage Banking Activities," requires that, after the securitization of a mortgage loan held for sale, any retained mortgage-backed security ("MBS") should be classified in accordance with the provisions of SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities." However, SFAS No. 134 requires that a mortgage banking enterprise classify as trading any retained MBS that it commits to sell before or during the securitization process. The adoption of SFAS No. 134 did not materially impact the Company's financial condition or results of operations.

     In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS No. 133 requires that an entity recognize all derivative instruments as either assets or liabilities in statements of financial position and measure those instruments at fair value. SFAS No. 133 is effective for fiscal years beginning after June 15, 1999. Earlier adoption of SFAS No. 133 is encouraged, but is permitted only as of the beginning of any fiscal quarter that begins after its issuance. SFAS No. 133 may not be applied retroactively to financial statements of prior periods. The Company intends to adopt SFAS No. 133 on January 1, 2000. The Company has not completed its evaluation of the effect that the adoption of SFAS No. 133 will have upon its financial condition and results of operations.